SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 21, 2003

GMAC EDUCATION LOAN FUNDING TRUST-I
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (203) 975-6112

None
(Former name or former address, if change since last report)

GMAC ELF LLC
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1801 California Street, Suite 3900, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (303) 293-8500

None
(Former name or former address, if change since last report)

Item 5.  Other Events.

This Current Report on Form 8-K is being filed to file copies of an Indenture of Trust, dated as of March 1, 2003 (the “Indenture”), among GMAC Education Loan Funding Trust-I (the “Issuer”), Zions First National Bank, as trustee (the “Trustee”) and Zions First National Bank, as eligible lender trustee (the “Eligible Lender Trustee”); an Eligible Lender Trust Agreement, dated as of March 1, 2003 (the “Eligible Lender Trust Agreement”), between the Issuer and the Eligible Lender Trustee; an Amended and Restated Trust Agreement, dated as of March 1, 2003 (the “Trust Agreement”), between GMAC ELF LLC and Wilmington Trust Company (the “Delaware Trustee”); a Servicing Contractor Agreement, dated as of March 1, 2003 (the “Servicing Contractor Agreement”), between the Issuer and GMAC Commercial Holding Capital Corp. (“Capital Corp.”); and an Administration Agreement, dated as of March 1, 2003 (the “Administration Agreement”), among the Issuer, the Delaware Trustee, the Trustee and Capital Corp.  This Current Report on Form 8-K is also being filed to file certain clarifying changes to the definition of “Record Date” and Section 2.02 of the Series 2003-1 Supplemental Indenture of Trust, dated as of March 1, 2003 (the “Supplemental Indenture”), between the Issuer and the Trustee, previously filed on March 21, 2003.  The Indenture, the Supplemental Indenture, the Eligible Lender Trust Agreement, the Trust Agreement, the Servicing Contractor Agreement and the Administration Agreement were executed in connection with the issuance by the Issuer of $220,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Series 2003-1 on March 21, 2003.  The details of this issuance are contained in the Prospectus Supplement filed on March 19, 2003 by the Sponsor.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

4.1                                                                                                                                                                                 Indenture of Trust.

4.2                                                                                                                                                                                 Supplemental Indenture of Trust.

4.3                                                                                                                                                                                 Eligible Lender Trust Agreement (Issuer).

4.4                                                                                                                                                                                 Amended and Restated Trust Agreement.

24.1                                                                                                                                                                           Power of attorney.(1)

99.1                                                                                                                                                                           Servicing Contractor Agreement (Issuer).

99.2                                                                                                                                                                           Administration Agreement.

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I

	By:	GMAC ELF LLC, as attorney-in-fact of the
Co-Registrant

Date: April 9, 2003	By:	/s/ Ronald W. Page
Ronald W. Page,
Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC

Date: April 9, 2003	By:	/s/ Ronald W. Page
Ronald W. Page,
Vice President

EXHIBIT INDEX

Exhibit No.                                                                                                                                      Description

4.1                                                                                                                                                                                 Indenture of Trust.

4.2                                                                                                                                                                                 Supplemental Indenture of Trust.

4.3                                                                                                                                                                                 Eligible Lender Trust Agreement (Issuer).

4.4                                                                                                                                                                                 Amended and Restated Trust Agreement.

24.1                                                                                                                                                                           Power of attorney.(1)

99.1                                                                                                                                                                           Servicing Contractor Agreement (Issuer).

99.2                                                                                                                                                                           Administration Agreement.

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.